UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 7, 2007

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

California (State or Other Jurisdiction of Incorporation)	1-6615 (Commission File Number)	95-2594729 (IRS Employer Identification No.)

7800 Woodley Avenue, Van Nuys, California (Address of Principal Executive Offices)	91406 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (818) 781-4973
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(b) On May 8, 2007, Superior Industries International, Inc. (the “company”) announced the retirement of the company’s Chief Financial Officer and member of the Board of Directors, R. Jeffrey Ornstein, effective May 7, 2007. Emil (“Bud”) Fanelli, Vice President and Corporate Controller since 1997, has been named acting Chief Financial Officer pending the recruitment of a permanent successor.
A copy of the press release on May 8, 2007 regarding the above retirement is attached as Exhibit 99.1 to this current report.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
99.1	Press release dated May 8, 2007, issued by Superior Industries International, Inc., announcing the retirement of the company’s Chief Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)
Date: May 10, 2007
/s/ Emil J. Fanelli
Emil J. Fanelli
Chief Accounting Officer and acting Chief Financial Officer